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EXHIBIT 32

                                CERTIFICATION OF
                         PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350*

In connection with the accompanying Quarterly Report on Form 10-Q of Reeves Telecom Limited Partnership (the "Partnership") for the period ended September 30, 2003 (the "Report"), I, Davis P. Stowell, President of Grace Property Management, Inc., the general partner of the Partnership, acting in the capacity and carrying out the responsibilities of the chief executive officer (Principal Executive Officer) and the chief financial officer (Principal Financial Officer) of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

A signed original of this written statement required by Section 906 has been provided to Reeves Telecom Limited Partnership and will be retained by Reeves Telecom Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 12, 2003                       By:  /s/ DAVIS P. STOWELL
                                                   ----------------------------
                                                   Davis P. Stowell
                                                   capacity, acting in the
                                                      capacity and carrying out
                                                      chief responsibility of
                                                      the chief extensive
                                                      officer and the chief
                                                      financial officer of
                                                      Reeves Telecom Limited
                                                      Partnership

* Exhibit 32 is to be treated as "furnished" rather than "filed" as part of this report.